                                                                          ICCMIC

FOR IMMEDIATE RELEASE                                               EXHIBIT 99.1

                 IMPERIAL CREDIT COMMERCIAL MORTGAGE INVESTMENT
                   CORP. ANNOUNCES FIRST QUARTER 1998 RESULTS

     LOS ANGELES, CALIFORNIA, May 6, 1998. Imperial Credit Commercial Mortgage Investment Corp. (Nasdaq: ICMI) today reported net earnings of $7.8 million, or $0.23 per share (on both a basic and diluted basis) for the quarter ended March 31, 1998.

     Mark S. Karlan, the President and CEO of the Company, stated, "We are extremely pleased with our first quarter results. During the quarter, our Company made approximately $156 million of additional investments. In addition, we entered into a warehouse line of credit for $500 million with Morgan Guaranty Trust Company of New York (a subsidiary of J.P. Morgan & Co. Incorporated) and a reverse repurchase loan facility for $25 million with Merrill Lynch Mortgage Capital Inc. The process of leveraging our investments has now begun."

     The Company's first quarter results and financial position can be summarized as follows (dollars in thousands, except per share data):

Operating Results:            Amount     Per Share /(A)/ Per Diluted Share /(B)/
-----------------
Net earnings                   $7,848         $0.23               $0.23
Funds from operations          $7,848         $0.23               $0.23
Dividends /(C)/                $8,280         $0.24                 n/a

Summary of Financial Position:
-----------------------------
 Cash and cash equivalents           $ 24,339
 Securities available-for-sale         64,925
 Mortgage loans, net                  414,967
 Other assets                           5,421
                                     --------
    TOTAL ASSETS                     $509,652
                                     ========

 Liabilities                         $ 30,077
 Total Stockholders'
    Equity                            479,575
                                     --------
  Total Liabilities and
    Stockholders' Equity             $509,652
                                     ========

Per share amounts are based on /(A)/ basic weighted average common shares outstanding and /(B)/ diluted weighted average common shares outstanding, including common stock equivalents. The Company declared a dividend /(C)/ in March 1998 for the first quarter and for the remaining portion of undistributed taxable income for 1997, which was paid on April 14, 1998.

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

     Annualized asset yields for the first quarter were 8.74% for mortgage loans, net of servicing fees, 10.63% for securities available-for-sale and 5.56% for repurchase agreements and interest bearing deposits. The overall annualized portfolio yield for the quarter was 7.83%.

     The value of the Company's portfolio of commercial asset and mortgage-backed securities of approximately $60 million increased from the end of 1997 by approximately $0.3 million for the mark to market adjustment at the end of the quarter. During the quarter, the Company acquired approximately $6 million of asset-backed securities issued by Franchise Mortgage Acceptance Corp. ("FMAC",
NYSE: FMAX), an affiliate of Imperial Credit Industries, Inc. ("Imperial Credit Industries", Nasdaq: ICII). The Company has not invested in any residential mortgage-backed securities.

     Subsequent to the end of the first quarter, the Company acquired approximately $49 million of loans from FMAC and borrowed $29 million under the warehouse line and approximately $14 million under the reverse repurchase line. On April 30, 1998, the Company completed a forward swap transaction whereby approximately $77 million of anticipated borrowings at LIBOR were exchanged for fixed rate borrowings at approximately 5.99% pursuant to a declining notional balance schedule over ten years.

     Imperial Credit Commercial Mortgage Investment Corp. is a real estate investment trust that invests primarily in performing multifamily and commercial mortgage loans, real property and interests in commercial mortgage-backed securities. The manager of the Company is a wholly-owned subsidiary of Imperial Credit Industries.

     Set forth below are the Company's consolidated balance sheet and income statement as of and for the quarter ended March 31, 1998.

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

              IMPERIAL CREDIT COMMERCIAL MORTGAGE INVESTMENT CORP.
                           Consolidated Balance Sheet
                                 March 31, 1998


ASSETS
Cash and interest bearing deposits                         $ 24,339
Securities available-for-sale, at market value               64,925
Mortgage loans, net                                         414,967
Accrued interest receivable                                   4,305
Other assets                                                  1,116
                                                           --------
          Total Assets                                     $509,652
                                                           ========

LIABILITIES
Dividends and distributions payable                        $  8,280
Accrued expenses, payables and other liabilities             21,797
                                                           --------
          Total Liabilities                                  30,077
                                                           --------

STOCKHOLDERS' EQUITY
Common stock, $.0001 par value,
      Authorized 500,000,000 shares,
      34,500,000 shares issued and outstanding                    3
Additional paid-in capital                                  481,856
Unrealized gain on securities available for sale                474
Distributions in excess of earnings                          (2,758)
                                                           --------
          Total Stockholders' Equity                        479,575
                                                           --------

          TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY       $509,652
                                                           ========


              IMPERIAL CREDIT COMMERCIAL MORTGAGE INVESTMENT CORP.
                        Consolidated Statement of Income
                      For The Quarter Ended March 31, 1998

INTEREST INCOME
Repurchase agreements and interest bearing deposits       $2,119
Securities available for sale                              1,454
Mortgage loans                                             5,973
                                                          ------
          Total Interest Income                            9,546
                                                          ------

OPERATING EXPENSES
Management fees                                            1,200
Due diligence expenses                                       150
Other                                                        348
                                                          ------
    Total Expenses                                         1,698
                                                          ------
          Net Earnings                                    $7,848
                                                          ======

EARNINGS PER SHARE
Basic                                                     $ 0.23
Diluted                                                   $ 0.23

WEIGHTED AVERAGE COMMON SHARES OUTSTANDING
Basic                                                 34,500,000
Diluted                                               34,570,167

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

     Certain statements contained herein are "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995, Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Act of 1934, as amended. These forward-looking statements may be identified by reference to a future period(s) or by the use of forward-looking terminology, such as "may," "will," "intend," "should," "expect," "anticipate," "estimate" or "continue" or the negatives thereof or other comparable terminology. The Company's actual results could differ materially from those anticipated in such forward-looking statements due to a variety of factors, including, but not limited to, changes in national, regional or local economic environments, competitive products and pricing, government fiscal and monetary policies, changes in prevailing interest rates, the course of negotiations, the fulfillment of contractual conditions, factors inherent to the valuation and pricing of interests in commercial mortgage-backed securities, other factors generally understood to affect the real estate acquisition, mortgage and leasing markets and security investments, the other risks detailed in the Company's Registration Statement on Form S-11, as amended, filed with the Securities and Exchange Commission (the "SEC"), the Company's 1997 Annual Report on Form 10-K filed with the SEC on March 31, 1998 and other filings made by the Company with the SEC.

     The Company will hold a teleconference on Wednesday, May 6, 1998 at 9:00 A.M. Pacific Time, 12:00 P.M. Eastern Time. The phone number for the teleconference is (719) 457-2647 and confirmation code is 471467. To access a replay of the teleconference, please call (402) 220-0150 on or before May 8, 1998.

     For further information, please contact Michael Meltzer at (310) 231-5906 or Karen Montandon at (310) 791-8022.

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